(FIRST CITICORP LIFE INSURANCE COMPANY LETTERHEAD)

Please direct any correspondence pertaining to this matter to:
Eric S. Miller, Citicorp Insurance Group, P.O. Box 7031, Dover, DE 19903

SUBMITTED VIA EDGAR

September 7, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE:	First Citicorp Life Variable Annuity Separate Account
	File No. 33-83354 and 811-8732


Dear Commissioners:

On behalf of First Citicorp Life Insurance Company (the "Company") and First Citicorp Life Variable Annuity Separate Account (the "Account"), we have enclosed for filing pursuant to Rule 30b2-1 under the Investment Company Act of 1940, a letter from the Company which has been sent to each contract holder. Accompanying this letter are the semi-annual reports of each fund supporting the Account and offered under the Contract, which are incorporated by reference, as shown in Exhibit I attached hereto.

If you have any questions regarding this matter, please contact the undersigned at (302) 672-5033.

Sincerely,

/s/ Eric S. Miller

Eric S. Miller
Vice President, Product Filing/Compliance

EXHIBIT I

	                             				      DATE
      	FUND NAME	                 	  	SUBMITTED	 40 ACT FILE # 	ACCESSION #
Variable Annuity Portfolios
CitiSelect VIP Folio 200 Conservative  8/23/99  	811-07893	 0000930413-99-001027
CitiSelect VIP Folio 300 Balanced	     8/23/99  	811-07893 	0000930413-99-001027
CitiSelect VIP Folio 400 Growth	       8/23/99	  811-07893 	0000930413-99-001027
CitiSelect VIP Folio 500 Growth Plus   8/23/99	  811-07893	 0000930413-99-001027
CitiFunds Small Cap Growth	            8/23/99	  811-07893	 0000930413-99-001027
	    VIP Portfolio
Fidelity Variable Insurance Products
                Fund
Growth Portfolio			                    8/25/99	  811-03329	 0000023355-99-000008
High Income Portfolio		                8/25/99	  811-03329 	0000320254-99-000020
Equity Income Portfolio		              8/25/99  	811-03329 	0000023355-99-000009
Overseas Portfolio		                   8/25/99  	811-03329	 0000320254-99-000021
Fidelity Variable Insurance
                Products Fund II
Contrafund Portfolio		                 8/24/99	  811-05511	 0000821051-99-000018
Index 500 Portfolio		                  8/24/99	  811-05511	 0000320254-99-000018
AIM Variable Insurance Funds, Inc.
AIM V.I. Capital Appreciation Fund     9/03/99	  811-07452	 0000899243-99-001910
AIM V.I. Government Securities Fund    9/03/99	  811-07452	 0000899243-99-001910
AIM V.I. International Equity Fund     9/03/99	  811-07452 	0000899243-99-001910
AIM V.I. Value Fund		                  9/03/99  	811-07452 	0000899243-99-001910
AIM V.I. Growth and Income Fund        9/03/99	  811-07452 	0000899243-99-001910
MFS Variable Insurance Trust
MFS Global Governments Series	         8/09/99	  811-08326	 0000950156-99-000511
MFS Money Market Series	               8/10/99	  811-08326	 0000950156-99-000518
MFS Bond Series			                     8/10/99  	811-08326 	0000950156-99-000521
MFS Total Return Series		              8/09/99  	811-08326 	0000950156-99-000510
MFS Research Series		                  8/09/99  	811-08326	 0000950156-99-000513
MFS Emerging Growth Series	            8/09/99  	811-08326	 0000950156-99-000512

(FIRST CITICORP LIFE INSURANCE COMPANY LETTERHEAD)



Dear Contract Owner:

We are pleased to share with you the investment results of the investment portfolios held in your CitiVariableSM Annuity issued by First Citicorp Life Insurance Company during the first six months of this year. In these reports, you will find extensive information regarding each portfolio's performance as well as other pertinent data. Please note that the portfolios' performance do not reflect the Separate Account mortality and expense risk charge, the contract administrative charge, annual contract fee, premium taxes, or surrender charges which may apply. Such charges, taxes and fees will reduce the actual return of your variable annuity contract.

The annuity you have purchased has been designed to help you reach your long term investment goals. We are continually exploring ways to improve our product and welcome any suggestions or comments you may have regarding your variable annuity or the service you receive from our committed staff. Please feel free to call us at 1-800-497-4857 from 8:00 a.m. to 5:00 p.m.
Eastern time, Monday through Friday.

We thank you for allowing us the opportunity to be of service to you. We look forward to continuing to provide you with the highest level of satisfaction with your variable annuity.

Sincerely,

/s/Chad H. Masland

Chad H. Masland
Senior Vice President, Marketing



Securities and variable annuity transactions, are through Citicorp Investment Services, member NASD/SIPC. Variable annuities are made available through Citicorp Investment Services (CIS) and sold through CIS and affiliated insurance agencies as required or permitted by law. All named entities are affiliates of Citicorp Investment Services, Citibank, Citicorp and Citigroup.

This material must be accompanied or preceded by a prospectus. It contains more information, including charges and expenses. Withdrawals prior to age 59 1/2 are subject to IRS penalties. Please review the annuity contract for complete details. CitiVariable Annuity is issued by First Citicorp Life Insurance Company, located in NY, NY with customer service offices'located in
 Dover, Delaware. First Citicorp Life Insurance Company is a subsidiary of Citibank Delaware. Form Number Series 63-1103 (05-94). CitiVariableSM and CitiFundsSM are service marks of Citicorp. This annuity is not available in all states.

Annuities Are:   .   Not FDIC Insured   .   No Bank Guarantees   .   May Lose
                                                                       Value

c 1999 First Citicorp Life Insurance Company